UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  23,  2006
                                                         ------------------

                              SEAMLESS WI-FI, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  0-20259                   33-0845463
            ------                  -------                   ----------
       (State or other            (Commission                (IRS Employer
jurisdiction of incorporation)    File Number)            Identification No.)

                800 N. Rainbow Blvd, Suite 208, Las Vegas, Nevada        89107
                -------------------------------------------------        -----
               (Address of principal executive offices)               (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
          (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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Section 1 - Registrant's  Business  and  Operations
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Item  8.01  Other  Events
-------------------------

On January 24, 2006 Seamless Wi-Fi, Inc., signed a contract with Orion's Wave, Inc to complete the development of the software program for Seamless Peer 2 Peer, Inc and for Seamless Skyy-Fi, Inc. The development schedule requires completion by no later then July 1st, 2006. This was created by the fact that the previous development team Software Technology and Consulting, Inc. failed in its debugging of its deliverable by the agreed due date of December 15, 2005

Exhibit  No.     Description  of  Exhibit
------------     ------------------------
10.0             Schedule  of  completion



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

January  24,  2006
------------------
Date

/s/  Albert  R.  Reda
----------------------------
Albert  R.  Reda,  President


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